UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 27, 2004


                        Medialink Worldwide Incorporated
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                                 incorporation)


      0-21989                                                52-1481284
(Commission File No.)                                     (I.R.S. Employer
                                                       Identification Number)


                      708 Third Avenue, New York, NY 10017
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (212)682-8300
                                  -------------
              (Registrant's telephone number, including area code)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 27, 2004, Medialink Worldwide Incorporated issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Medialink Worldwide Incorporated

                                                By:     /s/ Laurence Moskowitz
                                                        ----------------------
Dated:  July 30, 2004                           Name:   Laurence Moskowitz
                                                Title:  Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                                       Description
-------           --------------------------------------------------------------
99.1              Press Release, dated as of July 27, 2004, entitled "Medialink
                  Second Quarter Revenue Tops Guidance at $12 Million; Reports
                  Positive Net Income."